SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        COSMO COMMUNICATIONS CORPORATION
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________N/A____________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.     Title of each class of securities to which transaction applies:

2.     Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.     Proposed maximum aggregate value of transaction:

5.     Total fee paid:

[ ]    Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount Previously Paid:

2.     Form, Schedule or Registration Statement No.:

3.     Filing Party: COSMO COMMUNICATIONS CORPORATION

4.     Date Filed: April 9, 2001


TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL                        1

SUMMARY                                                         4

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION     7

THE SPECIAL MEETING                                             8

OTHER MATTERS                                                  14

WHERE YOU CAN FIND MORE INFORMATION                            15

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                16


EXHIBITS:

A. Proposed Amendment to Certificate of Incorporation for Cosmo Communications Corporation

B.     Fairness Opinion Issued by Pacific Continental Securities Corporation

Form of Cosmo's Proxy




COSMO COMMUNICATIONS CORPORATION

     PROXY STATEMENT
     For the Special Meeting of Stockholders

     To Be Held On _________ ___, 2001

This Proxy Statement is dated April ___, 2001, and is first being mailed to Cosmo Stockholders on or about April ___, 2001.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

Q:     WHAT IS THE PROPOSAL THAT WILL BE DISCUSSED AND VOTED UPON AT THE
       MEETING?

A:     The Board of Directors of Cosmo Communications Corporation ("us" or
"Cosmo") is presenting a proposal (the "Proposal") to our stockholders. The Proposal is to increase the authorized number of shares of our capital common stock, par value $0.05 per share from 4,000,000 to 50,000,000 shares.

     The Proposal is necessary to complete a series of transactions, described in detail later in this Proxy Statement, which has resulted in a change of control of Cosmo from the Suarez Group to Master Light Enterprises Ltd., a Hong Kong corporation ("Master Light"), which is a subsidiary of Starlight International Holdings, Ltd. ("Starlight International"). Starlight International is a holding company that owns and operates a number of sub-divisions engaged in the manufacture, sale and distribution of consumer electronics products worldwide, and it is listed on the Hong Kong stock exchange.

     Master Light acquired 1,347,420 shares of our common stock, representing approximately fifty-one percent (51%) of our total issued and outstanding shares of common stock, on January 2, 2001. On that date, Master Light obtained control over Cosmo, including the right to vote enough shares to pass the Proposal described in this Proxy Statement, and to direct every aspect of our company's management, business and operation into the foreseeable future. In order to provide needed capital to us for our continued ability to remain in business, Master Light has agreed, subject to approval of the Proposal at the Special Meeting, to inject $949,317 of equity capitalization into Cosmo, through a combination of cash and debt conversion, for which it will receive an additional 25,237,588 shares of our common stock. The effect of this transaction will be to increase Master Light's total ownership interest in Cosmo to 95.36% and reducing all other shareholders' interests in us to 4.64% in the aggregate.

     The Proposal is further described in more detail in this Proxy Statement. Copies of some relevant documents described in this Proxy Statement are attached as Appendices at the back of this Proxy Statement.

Q:      WHAT ARE THE SPECIFIC ITEMS I AM BEING ASKED TO VOTE UPON?

A:      You are being asked to approve the Proposal which include all of the actions enumerated above, and described elsewhere in this Proxy Statement.
Your vote in favor of the Proposal will be a vote in favor of all of these actions. THE CURRENT BOARD OF DIRECTORS OF COSMO HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS VOTING FOR THEIR APPROVAL. MASTER LIGHT OWNS SUFFICIENT VOTING SHARES TO APPROVE THE PROPOSAL ITSELF.

Q:     WHAT DO STARLIGHT AND MASTER LIGHT DO?

A:     Master Light's parent company, Starlight International, and its subsidiaries, are principally engaged in the manufacturing, marketing, sale and distribution of consumer electronics products worldwide both through its own label and through OEM channels. Their major products include MP3 players, television sets, CD players, VCR machines, electronic clocks, clock radios and combination products such as clock/radio/telephone units.

Q:     HOW DID MASTER LIGHT OBTAIN CONTROL OVER COSMO?

A:     The initial purchase of 51% of the issued and outstanding shares of Cosmo from the Suarez Group, its principal shareholders, was consummated effective as of January 23, 2001. This acquisition gave Master Light voting control over a simple majority of the outstanding shares in Cosmo, and effectively means that Master Light has the power to approve the Proposal, as well as any other action which it desires Cosmo to take, with the exception of those actions requiring a supra-majority vote of the Cosmo shareholders.

Q:     WHAT WILL HAPPEN WHEN THE PROPOSAL IS APPROVED AT THE SHAREHOLDER
       MEETING?

A:     Once the Proposal is adopted at the Special Meeting, Master Light will purchase additional shares equaling approximately 33.9% of the issued and outstanding stock of Cosmo, giving it an aggregate ownership interest of 84.9% of the total issued and outstanding shares of Cosmo. At that point, Master Light will have sufficient voting power to approve or veto any action bought before the shareholders. In consideration for its receipt of the additional shares, Master Light has committed to provide a total purchase price of $949,317 to help recapitalize the Cosmo business, of which approximately $549,317 will be new cash into the company and approximately $400,000 will be through the forgiveness of an existing secured loan given by Master Light to
Cosmo during fiscal year 2000.   Once the Acquisition is completed, it is
anticipated that Master Light, through its relationship as a member of the Starlight Group of companies, will provide enhanced management, distribution and resources for Cosmo to grow its business in the United States and internationally.

Q:     WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE PROPOSAL?

A:     In the opinion of our Board of Directors, the terms and provisions of the Agreement with Master Light are fair to, and in the best interests of, Cosmo and Cosmo's stockholders, and the Board of Directors has accordingly unanimously approved the Proposal and the Agreement. In reaching its opinion, our Board of Directors considered a number of factors which are set forth in "Considerations and Reasons for Board's Recommendations" on Pages 12 and 13 of this Proxy Statement.

Q:     WHEN DO YOU EXPECT THE ACQUISITION TO BE COMPLETED?

A:     It is currently anticipated that we will complete the Acquisition immediately following the shareholders' meeting to which this Proxy relates. However, we cannot assure you as to when or if the Acquisition will occur.

Q:     WHAT DO I NEED TO DO NOW?

A:     Simply indicate on your proxy card how you want to vote, then sign, date and mail it in the enclosed envelope as soon as possible, so that your shares will be represented at the Special Meeting. Approval of the Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote on the Proposal.

Q:     WHAT HAPPENS IF I DON'T RETURN A PROXY CARD?

A:     The failure to return your proxy card will have the same effect as voting against the Proposal.

Q:     WHAT OTHER MATTERS WILL BE VOTED ON AT THE SPECIAL MEETING?

A:     Only the Proposal referenced above will be voted upon at the Special
       Meeting.

Q:     MAY I VOTE IN PERSON?

A:     Yes.  You may attend the Special Meeting and vote your shares in person, rather than signing and mailing your proxy card.

Q:     MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:     Yes.  You may change your vote at any time before your proxy is voted at the special meeting by following the instructions detailed in "Voting and Revocation of Proxies" on Pages 11 and 12. Before your proxy is voted, you may submit a new proxy or you may attend the Special Meeting and vote in person.

Q:     IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE
MY SHARES FOR ME?

A:     Your broker will vote your shares only if you provide instructions on how to vote. You should instruct your broker how to vote your shares, following the directions your broker provides. If you do not provide instructions to your broker, your shares will not be voted and they will be counted as votes against the Proposal.

Q:     WHO CAN HELP ANSWER MY QUESTIONS?

A:     If you have additional questions about the Proposal, you should contact:

       Carol Atkinson, Director
       95 Collins Drive
       Marlboro, MA  01752

SUMMARY

THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS DOCUMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE PROPOSAL AND FOR A MORE COMPLETE DESCRIPTION OF THE LEGAL TERMS OF THE PROPOSAL, YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT, THE OTHER AVAILABLE INFORMATION REFERRED TO IN "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 15.


Overview

We are furnishing this Proxy Statement to allow the Cosmo stockholders to consider and vote on approval and adoption of the Proposal. The Proposal is further described on Page 8 of this Proxy Statement.

The Companies

Cosmo Communications Corporation
16501 NW 16th Court
Miami, FL 33169
(305) 621-4227
Fax: (305) 620-4559

Cosmo has incurred net losses for the past two fiscal years. We were formerly involved in the business of distributing manufacturing and consumer electronics products, but our losses have increased each year over the last three fiscal years. Cosmo faces intense competition in the consumer electronics industry. Due to price competition in 1999, Cosmo scaled back US operations and focused on Canada, and South and Central America. Cosmo's Board of Directors believes that the Acquisition will give Cosmo the opportunity to reverse this trend, by providing needed capital through the injection of $549,317 in cash and the forgiveness of $400,000 of indebtedness in exchange for the acquisition of 25,237,588 shares of our common stock, and through the synergy created by the affiliation of Cosmo with the Starlight Group. For additional information about Cosmo, see "Considerations and Reasons for Board's Recommendation" on Pages 12 through 13 of the Proxy Statement.

Master Light Enterprises, Ltd.
5/F., Shing Dao Industrial Building Securities)
232 Aberdeen Main Road, 5th Floor
Hong Kong

Master Light, together with its parent and sister companies, are primarily engaged in manufacturing, marketing and distribution of consumer electronics products worldwide. Its major products include MP3s, televisions, CD players, and other audio visual equipment, and are marketed through its own label and OEM channels.

The Special Meeting (see page 8)

The Special Meeting will be held on _______ __, 2001, at 10:00 a.m., local time, at our principal offices at 16501 NW 16th Court, Miami, FL 33169. At the Special Meeting, you will be asked to consider and vote upon the Proposal.

Record Date and Quorum Requirement (see page 11)

     Our common stock is our only outstanding voting security. Our Board of Directors has fixed the close of business on ________ __, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting. If you held Cosmo common stock at the close of business on the record date, you are entitled to one vote for each share you hold on each matter submitted to a vote of stockholders. At the close of business on the record date, there were __________________ shares of our common stock issued and outstanding held by approximately ____ holders of record.

Voting Procedures (see page 11)

Approval of the Proposal by our stockholders will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. You can vote your shares by attending the Special Meeting and voting in person or by mailing the enclosed proxy card.

Recommendations (see page 12)

The Board of Directors has unanimously determined that the Agreement and the Proposal are advisable and fair to you and in your best interest. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE PROPOSAL. You also should refer to the considerations and reasons the Board of Directors considered in determining whether to approve the Proposal on Pages 12 and 13 of the Proxy Statement.

Opinion as to Fairness

Prior to the initial purchase of the Suarez Group's shares by Master Light, Cosmo retained a financial advisor to render an opinion as to the fairness, from a financial point of view, of the terms of the Acquisition. The advisor issued a report stating that the Proposal terms are fair to its stockholders. The report is attached as Exhibit B to this Proxy Statement.

Historical Market Information

There is no active market for our common stock. Our common stock is sporadically traded on a workout basis in the over-the-counter market. Since our inception, we have never declared nor paid any cash dividends on our common stock. As of the last trading day prior to the date of this Proxy Statement,
the closing price of our common stock was $          .
                                           ----------
Shares Outstanding

     As of the date of this Proxy Statement, the ownership of our shares of common stock is as set forth in the following table:


                                   No. of Shares    Percentage

Cosmo Stockholders other than
Master Light Enterprises              1,294,580        49%
Master Light Enterprises              1,347,420        51%
Total                                 2,642,000       100%





Once the Acquisition is completed, our share ownership will reflect the following percentages of common stock issued and outstanding:


                                   No. of Shares    Percentage

Cosmo Stockholders other than
Master Light Enterprises              1,294,580         4.64%
Master Light                         26,585,008        95.36%
Total                                27,879,588       100%




If the Acquisition occurs, Master Light will own 84.9% of all of the outstanding common stock of Cosmo, and will have control of sufficient voting power to approve or veto any action bought before the shareholders. The existing share-holders of Cosmo, who will own collectively approximately 49% of our outstanding shares prior to the Acquisition, will have their percentage of share ownership reduced to approximately 15.10%.

Financial Information

The following financial statements are incorporated into this Proxy Statement through incorporation by reference of our Annual Report Form 10-K for the year ended December 31, 1999 and our Quarterly Report on Form 10-Q for the Quarter ended.

-     December 31, 1999 Audited Financial Statements of Cosmo; and

-     September 30, 2000 Unaudited Financial Statements of Cosmo.


CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Cosmo cautions you that this Proxy Statement, the information incorporated in this Proxy Statement by reference and other statements Cosmo makes from time to time, contain statements that may constitute "forward-looking statements." Those statements include statements regarding Cosmo's intent, belief or current expectations, as well as the assumptions on which those statements are based. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by forward-looking statements. Except as required by law, Cosmo undertakes no obligation to update or revise forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events or changes to future operating results over time. You are cautioned not to place too much reliance on such statements.

When used in this document, the words "anticipate," "believe," "estimate," "expect," "plan," "intend," "project," "predict," "may," and "should" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of Cosmo with respect to future events, including the completion of the Acquisition transaction, and are subject to numerous risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements of Cosmo to be materially different from any future results, performance or achievements that may be expressed or implied by the forward-looking statements, including, among others:

-     the failure of stockholders to approve the Proposal;

-     general economic or market conditions;

-     changes in business strategy;

- the availability of financing on acceptable terms to fund future operations;

-     competitive conditions in Cosmo's markets;

- risks associated with the development, acquisition and operation of Cosmo by Master Light; and,

- various other factors, both referenced and not referenced in this proxy statement including those discussed in Cosmo's periodic and other filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected, planned or intended.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held on _____________ __, 2001 at 10:00 a.m., local time at our principal executive offices located at 16501 NW 16th Court, Miami, FL 33169.

Matters to Be Considered at the Special Meeting

The purpose of the Special Meeting is for the stockholders of Cosmo to consider and vote upon the Proposal, which includes the adoption and approval of the Agreement dated April 28, 2000, and amendments thereto, by and among Cosmo, the Principal Shareholders and Master Light. Pursuant to the Agreement, Master Light will acquire stock from the Principal Shareholders for cash, and Cosmo will issue stock to Master Light thereby obtaining a controlling interest in Cosmo. The Agreement provides, among other things, that:

1. Cosmo will amend its Articles of Incorporation to increase its authorized shares of common stock;

2. Cosmo and the principal shareholders will sell to Master Light an aggregate amount of 26,585,008 restricted shares of its $.05 par value common stock for an aggregate purchase price of One
Million Dollars ($1,000,000), or an effective price of $0.04 per share; and

3. Master Light will pay for the shares by providing us with $549,317 in new cash and assuming our indebtedness to Starlight of $400,000, as evidenced by a Bridge Note dated January 7, 2000 between Cosmo and Starlight. Master
Light has already completed its purchase of 1,347,420 shares from the principal shareholders for $50,683 in cash.

The Board has determined that the Proposal is advisable and is fair to, and in the best interests of, Cosmo and the stockholders of Cosmo and has unanimously approved and adopted the Proposal. The Board of Directors unanimously recommends that the stockholders of Cosmo vote FOR approval and adoption of the Proposal and the related Agreement.

Proposal to Amend Cosmo's Certificate of Incorporation to Increase the Number of Authorized Shares of our common stock, par value $0.05 per share, from 4,000,000 to 50,000,000 shares.

     At the meeting, the stockholders of Cosmo will be asked to consider and act upon a proposal (the "Proposal") to amend our Certificate of Incorporation to increase the number of authorized shares of Cosmo's common stock, par value $0.05 per share, from 4,000,000 to 50,000,000 shares. No other change to our Certificate of Incorporation will be made at this time.

     As more fully described below, the purpose of the Common Stock Proposal is to make available additional shares of the common stock for the Master Light transaction and for future corporate issuances if Cosmo determines to seek additional equity financing, to enter into stock-based acquisitions or ventures, or to establish additional employee or director equity compensation plans or arrangements. Cosmo has no present plan to issue the additional shares of common stock to be authorized pursuant to the Common Stock Proposal, except for the 25,237,588 shares to be purchased by Master Light as described in this Proxy Statement.

     As indicated below, the Board of Directors strongly believes that the Common Stock Proposal is in the best interests of Cosmo and its stockholders. Under Florida law and Cosmo's Certificate of Incorporation, the Proposal must be approved by both the Board of Directors and the holders of a majority of Cosmo's outstanding common stock. Because of this requirement, abstentions and broker non-votes on such Proposal will have the same effect as a vote against the Proposal. The Board of Directors will approve the Proposal at a meeting to be held immediately following the Special Meeting.

     Once the Proposal is adopted by the stockholders and the directors, Cosmo will file a Certificate of Amendment with the Florida Secretary of State amending Cosmo's Certificate of Incorporation in accordance with the Proposal. The text of the proposed amendment is attached as Exhibit A to this Proxy Statement.

Background

     Under Cosmo's Certificate of Incorporation as presently in effect, it has only 4,000,000 shares of authorized common stock. As of the mailing date of this Proxy Statement, 2,642,000 shares of our common stock were issued and outstanding and no shares were reserved for issuance upon the exercise of outstanding stock options, warrants and convertible securities.

     The purpose of this Proposal to increase the number of authorized shares is to (1) provide sufficient shares for Master Light to make the Acquisition and provide $949,317 of needed equity capitalization to our company; and
(2) have a reserve of authorized but unissued shares available for issuance in the future in the event that Cosmo determines to enter into strategic joint ventures or collaborative business arrangements, to seek additional equity financing or to establish additional employee or director equity compensation plans or arrangements.

     Cosmo may in the future enter into strategic joint venture or other collaborative business arrangements with licensees, suppliers, distributors and other parties with whom we do business.

Certain such transactions could involve an equity investment in Cosmo or the issuance of stock options, warrants or other securities convertible into or exercisable or exchangeable for shares of common stock. We may also in the future determine that it is necessary or desirable to seek additional equity financing through a public offering or private placement of common stock or other securities, including debt securities, convertible into or exercisable or exchangeable for shares of common stock. The authorization of additional shares of common stock pursuant to this Proposal will permit Cosmo to seek such additional equity financing when and if market conditions are advanta-geous without the delay and uncertainty inherent in obtaining future stock-holder approval for the authorization of additional shares of common stock in order to permit such financing. For example, the cost, prior notice requirement and delay involved in obtaining shareholder approval at the time that a transaction may become desirable could make it difficult or impossible to effect the transaction. The additional shares of common stock, together with other authorized and unissued shares, generally would be available for issuance without any requirement for further shareholder approval, unless shareholder action is required by applicable law or by the rules of the stock exchange on which Cosmo's securities may then be listed. Cosmo has no present plans to issue new equity other than the 25,237,588 shares to be issued to Master Light as described in this Agreement, however it is possible the Board of Directors may decide to do so in the future if additional capital can be obtained under favorable terms or if a favorable acquisition or business venture opportunity should arise.

If the Proposal were not adopted by our shareholders and directors, and the Acquisition by Master Light were not completed, there could be no assurance that we could continue as viable going concern. As a result of Master Light owning 51% of our current outstanding stock, and controlling our Board of Directors, it is virtually assumed that the Proposal as described in this Proxy Statement will pass.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMMON STOCK PROPOSAL.

Proxy Solicitation
The Board of Directors is soliciting your proxy pursuant to this Proxy Statement. All expenses incurred in connection with solicitation of the enclosed proxy will be paid by Cosmo. Officers and directors of Cosmo may solicit proxies in person or by telephone. They will be compensated at their normal rates for their services. Cosmo has requested brokers and nominees who hold stock in Cosmo in their names to furnish this Proxy Statement to their customers and Cosmo will reimburse these brokers and nominees for their related out-of-pocket expenses. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April ____, 2001.

Record Date and Quorum Requirement
     The Cosmo common stock is the only outstanding voting security of Cosmo. The Board of Directors has fixed the close of business on April ____, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting. If you held Cosmo common stock at the close of business on the record date, you are entitled to one vote for each share you hold on each matter submitted to a vote of stockholders. At the close of business on the record date, there were ____________________ shares of Cosmo common stock issued and outstanding held by approximately _____ holders of record.

The holders of a majority of the outstanding shares entitled to vote at the Special Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Voting Procedures

     Approval of the Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Cosmo common stock entitled to vote at the Special Meeting. If you fail to vote, or vote to abstain, it will have the same legal effect as a vote cast against approval of the Proposal. Your broker and, in many cases, your nominee, will not have discretionary power to vote on the Proposal to be voted upon at the Special Meeting. Accordingly, you should instruct your broker or nominee how to vote. A broker non-vote will have the same effect as a vote against the Proposal.

If there are insufficient votes to approve the Proposal at the Special Meeting, your proxy may be voted to adjourn the Special Meeting in order to solicit additional proxies in favor of approval of the Proposal if you voted in favor of the Proposal or gave no voting instructions. If the Special Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Special Meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Special Meeting unless you withdraw or revoke your proxy. Your proxy may be voted this way even though it may have been voted on the same or any other matter at a previous Meeting.

Voting and Revocation of Proxies

You may revoke your proxy at any time before it is exercised by (i) filing with the Secretary of Cosmo an instrument revoking it, (ii) submitting a properly executed proxy bearing a later date or (iii) voting in person at the Special Meeting. Subject to such revocation, all of your shares represented by a properly executed proxy received by the Secretary of Cosmo will be voted in accordance with your instructions, and if no instructions are indicated, will be voted to approve and adopt the Proposal and in such manner as the persons named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Your shares will be voted by proxy at the Special Meeting if your proxy card is properly signed, dated and received by the Secretary of Cosmo prior to the Special Meeting.

Other Matters to Be Considered

The Board of Directors is not aware of any other matter that will be brought before the Special Meeting. If, however, other matters are presented, your proxy will be voted in the discretion of the holder of your proxy.

The Board's Recommendation
The Board of Directors of Cosmo reviewed and evaluated the Proposal, and unanimously recommends that the stockholders of Cosmo approve the Proposal.
In approving the Proposal, and the underlying Acquisition by Master Light, the Board has determined that the Acquisition, the Agreement and amendments thereto and the transactions contemplated thereby are advisable, fair and in the best interests of Cosmo and its stockholders. As part of its determination process, the Board of Directors considered the factors set forth in "Considerations and Reasons for Board's Recommendation" on Pages 12 and 13 of this Proxy Statement.

The Board Unanimously Recommends That You Vote For The Approval and Adoption of the Proposal.

Considerations and Reasons for Board's Recommendation

The Board believes that passage of the Proposal is in the best interests of Cosmo and its stockholders. In reaching its determination to recommend passage of the Proposal, the Board of Directors considered a number of factors, including, but not limited to, those discussed below.

- we have incurred significant losses over the past few years and our ability to survive as a going concern required the Bridge Loan of $400,000 provided by Starlight (and assumed by Master Light in exchange for shares) and requires the injection of an additional $549,317 in cash by Master Light as a part of the Acquisition;

- the enhanced business opportunities presented by being affiliated with Master Light, and its parent company, Starlight International Holding Limited, a corporation whose stock is publicly traded in the Hong Kong stock market, is anticipated to enhance Cosmo's prospects for long-term growth and profitability (although there can be no assurance that this will actually occur);

- Our Board of Directors believes that the sale of 25,237,588 shares of Cosmo common stock in exchange for $949,317 of cash and assumption of debt is appropriate and consistent with its long term plans for growth;

- Our Board of Director's believes that the terms of the Acquisition are fair to our stockholders, and in coming to that conclusion has relied upon the opinion of Pacific Continental Securities Corporation, attached as Exhibit B to this Proxy Statement; and,

- as a result of our limited activities, operating loss and part-time management, no active market exists for our common stock, and stockholders have had essentially no opportunity to liquidate their shares of Cosmo's common stock. We believe that as a result of the Acquisition, a market for our common stock will ultimately develop.

Master Light has informed us that its reasons for participating in the Acquisition are to create synergies in the areas of sales, marketing and distribution of products and to have potential access to U.S. public markets for its shareholders thereby providing liquidity for their investment.

The foregoing discussion of factors considered by the Board of Directors is not exhaustive, but Cosmo believes it includes the material factors considered by the Board of Directors. The Board of Directors did not quantify or otherwise attempt to assign relative weights to the specific factors the Board of Directors considered in reaching its determination to recommend the Acquisition. Rather, the Board of Directors viewed its position and recommendation as being based on the total information presented to and considered by the Board of Directors.

Intended Business Plans for Cosmo Following Completion of the Acquisition
The acquisition of the controlling interest of Cosmo by Master Light is intended as a strategic acquisition by Starlight in order to grow its distribution and sales activities in the western hemisphere, as well as to maintain a public reporting presence in the United States, as well as in its home country of Hong Kong. During fiscal year 2001, it is the intention of Master Light to cause Cosmo to grow its business by updating the product mix it offers in the consumer electronics area in line with recent advancements in electronics technology.
At the same time, Master Light intends to assist Cosmo to attempt to identify consumer electronics markets in a less price-competitive environment, which he believes will lead to Cosmo's future profitability. To that end, our management intends to begin to take the following steps:

- We expect to upgrade our core business from low-end consumer products to higher technology consumer products in line with increasing consumer demand for such products. Cosmo's future product mix will consist of a larger proportion of digital sound and video equipment, as well as a new line of telephone accessories for the cellular phone and wireless telecommunications market.

- We will focus our efforts to create a larger distribution and sales presence in Canada, as well as in additional markets which Starlight feels will be less price-competitive than the traditional market in the United States. These less price-sensitive potential markets include the United Kingdom, countries in the Caribbean and certain countries in Latin America.

- We will continue to strengthen its distribution relationship with Wal-Mart International, and will seek to expand the existing relationship developed by Cosmo with Wal-Mart Canada, through similar relationships in the potential markets identified above. Additionally, through the introduction of new product designs, improved consumer service, and additional product selection, Starlight intends to assist Cosmo to seek out and develop relationships with additional significant retailers as potential distribution partners for Cosmo.

- We will seek to form alliances with experienced and established manufac-turers in Asia as its major suppliers of products to ensure delivery, quality control and competitive pricing in the markets in which it undertakes business.

As part of the developing business plan for Cosmo, Master Light also intends to assist Cosmo with our brand development activities. Currently, we have been developing the brand names "Cosmo" and "Audiologic," and also hold a sub-distri-bution agreement to market products in Canada under the name "Memorex." Master Light also intends to assist us with the development of our existing product programs, including the supply of a new line of landline telephone accessories to a mobile phone company in Canada, and a new line of audio equipment using
MP No. 3 technology to play music downloaded over the Internet. It is believed by our management that the business synergies of Master Light (and its parent, Starlight), and their respective contacts and relationships in Asia and elsewhere, will be of great benefit to us in meeting our planned objectives for fiscal year 2001.

Certain Effects of Adoption of the Proposal and Completion of the Acquisition Adoption of the Proposal will permit Cosmo to complete the Acquisition by Master Light of 25,237,588 shares of common stock for $949,317 in new cash and assumption of debt. As a result of the Acquisition, Master Light will own a 95.36% interest in Cosmo, and will have virtually total control over any action of any kind which may be presented to the shareholders and/or the directors of Cosmo.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no other business to be presented at the special meeting. If other matters do properly come before the meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the proxy to vote on such matters in their sole discretion.

WHERE YOU CAN FIND MORE INFORMATION

Cosmo files annual, quarterly and current reports with the SEC. You may read and copy any reports, statements or other information that Cosmo files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Cosmo public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at http://www.sec.gov.

The SEC allows Cosmo to "incorporate by reference" information into this document, which means that Cosmo can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this document, except for any information superseded by information contained directly in this document. This document incorporates by reference certain documents that Cosmo has previously filed with the SEC. These documents contain important business information about Cosmo and its financial condition.

Cosmo may have sent you some of the documents incorporated by reference, but you can obtain any of them through Cosmo, the SEC or the SEC's Internet World Wide Web site described above. Documents incorporated by reference are available from Cosmo without charge, excluding exhibits unless specifically incorporated by reference as an Appendix to this document. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone at the following address and telephone number:

Mr. Philip Lau, President
Cosmo Communications Corporation
16501 NW 16th Court
Miami, FL 33169
(801)399-3632

Statements contained in this Proxy Statement or in any document incorporated herein by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete and in each instance reference is made to such contract or other document filed as an exhibit to such other document, and each such statement shall be deemed qualified in its entirety by such reference. If you would like to request documents from Cosmo, please do so at least five business days before the date of the Special Meeting in order to receive timely delivery of such documents prior to the Special Meeting.

You should rely only on the information contained or incorporated by reference in this document to vote your shares at the Special Meeting. Cosmo has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April ___, 2001. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders does not create any implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitation in such jurisdiction.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents previously filed with the SEC by Cosmo are incorporated by reference in this Proxy Statement:

- Cosmo's Annual Report on Form 10-K for the fiscal year ended December 31, 1999; and

-     Cosmo's Quarterly Report on Form 10-Q for the quarter ended September 30,
2000;

All documents filed by Cosmo with the SEC pursuant to Sections 15(d) of the Securities Exchange Act of 1934 after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents. Any statements contained in a document incorporated by reference herein or contained in this Proxy Statement shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

DATED: April ____, 2001                   COSMO COMMUNICATIONS CORPORATION

                                 By:  /s/ Philip Lau
                                          ----------
                                          Philip Lau
                                          President




EXHIBIT A

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION FOR COSMO COMMUNICATIONS CORPORATION




           ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF
                     COSMO COMMUNICATIONS CORPORATION
                              (present name)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:     Amendment(s) adopted:  (indicate article number(s) being amended, added and deleted)

ARTICLE III

This Corporation is authorized to issue two classes of stock, which are Common Stock, having a par value of Five Cents ($0.05) per share, and Preferred Stock, having a par value of One Cent ($0.01) per share. The Preferred Stock may be further divided into designated series of stock, each series having the respective rights, privileges and other attributes conferred upon them by the Board of Directors of the Corporation, consistent with the Florida Statutes as in effect on the date of such action. The number of shares of Common Stock which the Corporation shall be authorized to issue shall be fifty million (50,000,000) shares. The number of shares of Preferred Stock which the Corporation shall be authorized to issue is ten million (10,000,000) shares.
Of such amount, the Corporation hereby designates and establishes two (2) series of Preferred Stock, Convertible Cumulative Preferred Stock and
Preferred Stock. The Corporation is authorized to issue thirty thousand (30,000) shares of Convertible Cumulative Convertible Preferred Stock and nine million nine hundred seventy thousand (9,970,000) shares of Preferred Stock.

SECOND:     If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

N/A

THIRD:     The date of each amendment's adoption:  April _____, 2001.


FOURTH:     Adoption of Amendment(s) (check one)
(X) The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was sufficient for approval.

(_)    The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

"The number of votes cast for the amendment(s) was/were
sufficient for approval by                          ."
                           -------------------------
                                 (voting group)

__    The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

__    The amendment(s) was/were adopted by the incorporators without share-
holder action and shareholder action was not required.
Signed this ______ day of __________, 2001.


Signature:                                        /s/ Philip Lau, President
                                                      ---------------------
(By the Chairman or Vice Chairman of the Board of Directors, President or other officer if adopted by the shareholders)




EXHIBIT B

FAIRNESS OPINION ISSUED BY PACIFIC CONTINENTAL SECURITIES CORPORATION



Confidential Restricted

May 31, 2000

Board of Directors
Cosmo Communications Corporation
16501 N.W. 16th Court
Miami, Florida 33169

Members of the Board:

We understand that Cosmo Communications Corporation (the "Company") has entered into an agreement with Starlight International Holdings Limited and/or its subsidiaries and/or its affiliates (collectively referred to as "Starlight") where Starlight would invest One Million United States Dollars (US$1,000,000) for 26,585,008 Cosmo Voting Capital Stock ("the Agreement").

You have asked us whether, in our opinion, the exercise price for Starlight's investment is fair from a financial point of view and as of the date hereof to the "Holders of Company Common Stock". The "Holders of Company Common Stock" shall be defined as all holders of Company Common Stock other than Starlight or any affiliates of Starlight (Holders of Company Common Stock will not be considered to be affiliates of Starlight simply by virtue of entering into the Stockholders' Agreement).

For purposes of this opinion we have, among other things:

(i) reviewed certain publicly available financial statements and other business and financial information of the Company and Starlight, respectively;

(ii) held discussions with the respective managements of the Company and Starlight concerning the businesses, past and current operations and financial condition of both the Company and Starlight and also the future prospects of the Company upon receipt of the Starlight investment, including discussions with the managements of the Company and Starlight concerning their views regarding the strategic rationale for the investment;

(iii) reviewed the financial terms and conditions set forth in the Agreement and Debt Conversion of certain outstanding debts owed by the Company to Common Stock by current principal shareholders;

(iv)     reviewed the stock price and trading history of Company Common Stock;

(v) prepared an analysis of the financial impact of the intended investment by Starlight to the Company;

(vi) participated in discussions and negotiations among representatives of the Company and Starlight and their financial and legal advisors; and

(vii) made such other studies and inquiries, and reviewed such other data, as we deemed relevant and we relied on accuracy and genuineness of documents presented to us by the managements of Cosmo and Starlight.

In our review and analysis, and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided to us (including information furnished to us orally or otherwise discussed with us by the managements of the Company and Starlight) or publicly available and have neither attempted to verify, or assumed responsi-bility for verifying, any of such information. We have relied upon the assurances of the Company's management that it is not aware of any facts that would make such information inaccurate or misleading. Furthermore, we did not obtain or make, or assume any responsibility for obtaining or making, any independent evaluation or appraisal of the properties, assets or liabilities (contingent or otherwise) of the Company or Starlight, nor were we furnished with any such evaluation or appraisal. In addition, we have assumed that the historical financial statements of the Company reviewed by us have been prepared and fairly presented in accordance with U.S. GAAP consistently applied.

This opinion is necessarily based upon market, economic and other conditions as in effect on, and information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any matter affecting this opinion which may come or be brought to our attention after the date of this opinion. Our opinion is limited to the fairness, from a financial point of view and as to the date hereof to the Holders of Company Common Stock of the intended investment by Starlight. We do not express any opinion as to (i) the value of any employee agreement or other arrangement entered into in connection with the intended Starlight investment, (ii) any tax or other consequences that might result from the intended Starlight investment or (iii) what the value of the Company Common Stock will be when and if Starlight exercises its conversion rights or the price at which the shares may be traded in the future. Our opinion does not address the relative merits of the intended Starlight invest-ment and the other business strategies that the Company's Board of Directors has considered or may be considering, nor does it address the decision of the Company's Board of Directors to proceed with the intended Starlight investment.

We have been paid a fee for the delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of our engagement. We have provided certain investment banking services independent of the instant transaction to Starlight for which we have been paid fees. We have not and will not express any opinion to Starlight or any officers, director of shareholder thereof.

Our opinion expressed herein is provided for the information of the Board of Directors of the Company in connection with its evaluation of the intended Starlight investment. Our opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote, or take any other action, with respect to the intended Starlight investment. Except as may have otherwise been agreed by us in writing, this opinion may not be summarized, described or referred to or furnished to any party except with our express prior written consent.

Based upon and subject to the foregoing considerations, it is our opinion that, as of the date hereof, the intended Starlight investment is fair to the Holders of Company Stock from a financial point of view.

Very truly yours,

/s/  Pacific Continental Securities Corporation
     ------------------------------------------
     Pacific Continental Securities Corporation





FORM OF COSMO'S PROXY




                              FORM OF PROXY

                     COSMO COMMUNICATIONS CORPORATION

This proxy is solicited on behalf of the Board of Directors of Cosmo Communications Corporation ("Cosmo" or "Corporation").

The undersigned hereby appoints Philip I. Lau or Carol Atkinson, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of the Corporation held of record by the undersigned on April ___, 2001, at the Special Meeting of Shareholders to be held on April ___, 2001, or any adjournment thereof held during the term of this proxy, in transacting any business as may come before said meetings, including but not limited to the following resolution:

	RESOLVED, the undersigned approves the amendment to the Articles of Incorporation of the Corporation to increase the authorized number of shares of its capital common stock, par value $0.05 per share, from 4,000,000 to 50,000,000 shares.

Each proxy shall vote at his or her discretion on all matters that may come before such meetings. This proxy, unless revoked, shall remain in force for one (1) year from the date hereof. This proxy may be revoked at any time and revocation shall be effective from the date of receipt of the notice of revo-cation at the offices of Cosmo, provided, however, that any vote made by the proxy in reliance upon this grant of proxy prior to the effective receipt by Cosmo of any such revocation shall be deemed the valid and enforceable vote of the shareholder granting such proxy.

I hereby execute this proxy as of the date set forth below, and do hereby appoint Philip I. Lau or Carol Atkinson to vote in favor of the Resolution above and to act for me in my name at the Special Meeting of the Stockholders of the Corporation on April ___, 2001 (including any adjournments thereof to a future date) until the earlier of the expiration of this proxy at the conclusion of such Meeting, or my written notice of revocation.

Shareholder (BY SIGNING BELOW, I AM VOTING "YES" TO THE RESOLUTION ABOVE):

     Signature:               _____________________________

     Printed Name:            _____________________________

     Date:                    _____________________________

     Number of Shares
     of Corporation owned:    _____________________________

Please Note:

Please sign this proxy and return it in the enclosed envelope at the earliest possible date. In the event that you are able to attend the meeting, you have the right to revoke the proxy. Thank you for your cooperation.